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                                                                  EXHIBIT 10.15

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Effective as of December 31, 1993

Michaels Stores, Inc.
5931 Campus Circle Drive
Irving, Texas 70563
Attention:  Kristin L. Magnuson,
            Vice President-Finance

Re: Credit Agreement dated as of June 24, 1993, between Michaels Stores, Inc. and NationsBank of Texas, N.A.

Gentlemen:

Reference is made to that certain Credit Agreement dated as of June 24, 1993 (as heretofore amended or modified, the "Credit Agreement"), between Michaels Stores, Inc., a Delaware corporation ("Borrower"), and NationsBank of Texas, N.A., a national banking association ("Lender"). Unless otherwise defined herein, each defined term used herein shall have the meaning given such term in the Credit Agreement.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

1. The December 31, 1993 date appearing in the second sentence of Section 2.1 of the Credit Agreement is amended to read "March 31, 1994".

2. Except as modified and amended hereby, the Credit Agreement and the other Loan Papers are unchanged, and are hereby ratified and confirmed.

3. This letter agreement and the other Loan Papers shall be construed in accordance with and governed by the Laws of Texas, except to the extent that federal Laws may apply and except to the extent otherwise required by Law.

4. This letter agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

5. THIS AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT


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Michaels Stores, Inc.
Effective as of December 31, 1993
Page 2

    BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

If Borrower is in agreement with the foregoing, please so indicate by executing this letter in the space provided below and returning it to Lender.

Very truly yours,

NATIONSBANKS OF TEXAS, N.A.


By:  Joseph G. Taylor
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Name:   Joseph G. Taylor
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Title:  Vice President
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Accepted and Agreed To:

MICHAELS STORES, INC.


By:  Kristin L. Magnuson
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Name:  Kristin L. Magnuson
      -----------------------
Title:  Vice President - Finance and Business Planning
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